UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2020

MCX TECHNOLOGIES CORPORATION

(Exact name of Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

000-54918	26-0030631
(Commission File Number)	(I.R.S. Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California 94105

(Address of Office)

(415) 526-2655

(Registrant's telephone number, including area code)

MCORPCX, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 3, 2020, MCX Technologies Corporation (formerly McorpCX, Inc.) (the “Company”) completed the sale of all of the membership interests of its former wholly-owned subsidiary, McorpCX, LLC, (the “Sale Transaction”) to mfifty, LLC, a California limited liability company controlled by Michael Hinshaw, the President of McorpCX, LLC (the “Purchaser”) pursuant to the terms of the purchase agreement dated April 15, 2020 between the Company and the Purchaser (the “Purchase Agreement”). As consideration for the sale of McorpCX, LLC, the Company received a total of $352,000 in cash consisting of $100,000 received upon the signing of the Purchase Agreement and $252,000 received at the closing of the Sale Transaction along with a $756,000 promissory note.

The foregoing description of the Sale Transaction does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The unaudited pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 8.01	OTHER EVENTS

On August 5, 2020, the Company issued a press release announcing the closing of the Sale Transaction. A copy of that press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company, which gives effect to the Sale Transaction, is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

–	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2020

–	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2019 and 2018

–	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2020 and 2019

(c) Not applicable.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

2.1

Unit Purchase Agreement dated April 15, 2020, among MCX Technology Corporation, and mfifty, LLC (incorporated by reference to Exhibit 10.1 of MCX Technology Corporation’s Form 8-K filed April 16, 2020 (File No. 000-54918))

99.1	Press Release dated August 5, 2020

99.2

Unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 and unaudited condensed consolidated statement of operations for the years ended December 31, 2019 and 2018 and the three months ended March 31, 2020 and 2019, including notes to the unaudited pro forma condensed consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCX TECHNOLOGIES CORPORATION

/s/ Barry MacNeil
Barry MacNeil
Chief Financial Officer

Date: August 7, 2020

Exhibit Index

Exhibit No.	Description

2.1	Unit Purchase Agreement dated April 15, 2020, among MCX Technology Corporation and mfifty, LLC (incorporated by reference to Exhibit 10.1 of MCX Technology Corporation’s Form 8-K filed April 16, 2020 (File No. 000-54918))

99.1	Press Release dated August 5, 2020

99.2	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2020 and unaudited condensed consolidated statement of operations for the years ended December 31, 2019 and 2018 and the three months ended March 31, 2020 and 2019, including notes to the unaudited pro forma condensed consolidated financial statements.